UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2006

                             Dynacq Healthcare, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                 000-21574              76-0375477
 (State or other jurisdiction of    (Commission          (I.R.S. Employer
  incorporation or organization)    File Number)         Identification No.)

                       10304 Interstate 10 East, Suite 369
                              Houston, Texas 77029
              (Address of principal executive offices and zip code)


                                 (713) 378-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

     In a press release issued on August 11, 2006, the Company announced that it had settled the shareholder class action lawsuit described in its Form 10-K for the year ended August 31, 2005 as potentially material litigation.

     A copy of that press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01      Financial Statements and Exhibits

       (c)     Exhibits.

   Exhibit Number                              Description
--------------------   ---------------------------------------------------------
 *Exhibit 99.1          Press Release dated August 11, 2006.

--------------------
 * Filed herewith



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Dynacq Healthcare, Inc.


                                         By: /s/ Philip S. Chan
                                             ------------------
                                         Philip S. Chan
                                         Chief Financial Officer


Date:  August 11, 2006

                                  Exhibit Index


   Exhibit Number                              Description
--------------------   ---------------------------------------------------------
 *Exhibit 99.1          Press Release dated August 11, 2006.

--------------------
 * Filed herewith